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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                AMENDMENT NO. 1

                                      TO

                                  FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: AUGUST 20, 2001
                       (DATE OF EARLIEST EVENT REPORTED)

                        COMMISSION FILE NO.: 000-22035

                       METRO INFORMATION SERVICES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          VIRGINIA                      000-22035                54-1112301
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                      Identification No.)

         POST OFFICE BOX 8888
       VIRGINIA BEACH, VIRGINIA                                     23450
(Address of Principal Executive Offices)                          (Zip Code)

              Registrant's telephone number, including area code:
                                 (757) 486-1900


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                                EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A to Metro Information Services, Inc.'s Current Report on Form 8-K dated August 20, 2001 amends the original filing for purposes of refiling Exhibit 10.1 thereto.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of the Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

           *2.1 Agreement and Plan of Merger, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and Metro Information Services, Inc. (1)

           10.1 Shareholder's Agreement, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and John H. Fain. (1)

          *99.1     Press Release dated August 21, 2001.
____________________
*  Previously filed.

(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, duly authorized.


                                   METRO INFORMATION SERVICES, INC.


Date: August 24, 2001              By: /s/ John H. Fain
                                       -----------------
                                       John H. Fain
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                               INDEX TO EXHIBITS


  No.     Description
------    -----------


 *2.1 Agreement and Plan of Merger, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and Metro Information Services, Inc. (1)

 10.1 Shareholder's Agreement, dated as of August 20, 2001, among Keane, Inc., Veritas Acquisition Corp. and John H. Fain. (1)

*99.1     Press Release dated August 21, 2001.
____________________
*  Previously filed.

(1) The exhibits and schedules to the Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.